SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              JNL VARIABLE FUND LLC
                            JNL VARIABLE FUND III LLC
                             JNL VARIABLE FUND V LLC
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                        Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:



   _______________________________________________________________




                            JNL (R) VARIABLE FUND LLC
                   JNL/First Trust The Dow(sm) Target 5 Series
                  JNL/First Trust The Dow(sm) Target 10 Series
                  JNL/First Trust The S&P (R) Target 10 Series
                     JNL/First Trust Global Target 15 Series
                        JNL/First Trust Target 25 Series
                     JNL/First Trust Target Small-Cap Series
                    JNL/First Trust Technology Sector Series
             JNL/First Trust Pharmaceutical/Healthcare Sector Series
                     JNL/First Trust Financial Sector Series
                      JNL/First Trust Energy Sector Series
                  JNL/First Trust Leading Brands Sector Series
                  JNL/First Trust Communications Sector Series

                            JNL VARIABLE FUND III LLC
                  JNL/First Trust The Dow(sm) Target 10 Series

                             JNL VARIABLE FUND V LLC
                  JNL/First Trust The Dow(sm) Target 10 Series

                              225 West Wacker Drive
                                   Suite 1200
                             Chicago, Illinois 60606

               NOTICE OF JOINT SPECIAL MEETING OF INTEREST HOLDERS
                          TO BE HELD ON APRIL 20, 2000


NOTICE IS HEREBY GIVEN that a Joint Special Meeting of interest holders of JNL/First Trust The Dow Target 5 Series, JNL/First Trust The Dow Target 10 Series, JNL/First Trust The S&P Target 10 Series, JNL/First Trust Global Target 15 Series, JNL/First Trust Target 25 Series, JNL/First Trust Target Small-Cap Series, JNL/First Trust Technology Sector Series, JNL/First Trust Pharmaceutical/Healthcare Sector Series, JNL/First Trust Financial Sector Series, JNL/First Trust Energy Sector Series, JNL/First Trust Leading Brands Sector Series and JNL/First Trust Communications Sector Series of JNL VARIABLE FUND LLC, JNL/First Trust The Dow Target 10 Series of JNL VARIABLE FUND III LLC and JNL/First Trust The Dow Target 10 Series of JNL VARIABLE FUND V LLC will be held in the offices of the Funds' investment adviser, Jackson National Financial Services, LLC, located at 5901 Executive Drive, Lansing, Michigan 48911 on April 20, 2000 at 11:00 a.m., local time. The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. To elect three Managers to serve until their respective successors are elected and have qualified

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only interest holders of record at the close of business on February 25, 2000, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.


                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

                       By Order of the Board of Managers,


                                           THOMAS J. MEYER
                                              Secretary

March 31, 2000
Lansing, Michigan


THE ANNUAL REPORT TO INTEREST HOLDERS OF EACH OF JNL(R) VARIABLE FUND LLC AND JNL VARIABLE FUND III LLC, WHICH INCLUDE AUDITED FINANCIAL STATEMENTS OF EACH RESPECTIVE FUND AS OF DECEMBER 31, 1999, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 766-4683 OR WRITING TO THE JNL VARIABLE FUND LLC SERVICE CENTER, P.O. BOX 378002, DENVER, COLORADO 80237-8002. JNL VARIABLE FUND V LLC HAS NO ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1999 IN THAT IT COMMENCED INVESTMENT OPERATIONS AFTER THAT DATE.



                            JNL (R) VARIABLE FUND LLC
                   JNL/First Trust The Dow(sm) Target 5 Series
                  JNL/First Trust The Dow(sm) Target 10 Series
                  JNL/First Trust The S&P (R) Target 10 Series
                     JNL/First Trust Global Target 15 Series
                        JNL/First Trust Target 25 Series
                     JNL/First Trust Target Small-Cap Series
                    JNL/First Trust Technology Sector Series
             JNL/First Trust Pharmaceutical/Healthcare Sector Series
                     JNL/First Trust Financial Sector Series
                      JNL/First Trust Energy Sector Series
                  JNL/First Trust Leading Brands Sector Series
                  JNL/First Trust Communications Sector Series

                            JNL VARIABLE FUND III LLC
                  JNL/First Trust The Dow(sm) Target 10 Series

                             JNL VARIABLE FUND V LLC
                  JNL/First Trust The Dow(sm) Target 10 Series

                              225 West Wacker Drive
                                   Suite 1200
                             Chicago, Illinois 60606


                                 PROXY STATEMENT
                       SPECIAL MEETING OF INTEREST HOLDERS
                                 APRIL 20, 2000


This joint proxy statement is furnished in connection with the solicitation by the Board of Managers (the "Managers" or "Board") of JNL Variable Fund LLC, JNL Variable Fund III LLC and JNL Variable Fund V LLC (together, the "Funds") of proxies to be voted at a joint special Meeting of holders of interest ("Interest holders") of JNL/First Trust The Dow Target 5 Series, JNL/First Trust The Dow Target 10 Series, JNL/First Trust The S&P Target 10 Series, JNL/First Trust
Global Target 15 Series, JNL/First Trust Target 25 Series, JNL/First Trust Target Small-Cap Series, JNL/First Trust Technology Sector Series, JNL/First Trust Pharmaceutical/Healthcare Sector Series, JNL/First Trust Financial Sector Series, JNL/First Trust Energy Sector Series, JNL/First Trust Leading Brands Sector Series and JNL/First Trust Communications Sector Series of JNL VARIABLE FUND LLC, JNL/First Trust The Dow Target 10 Series of JNL VARIABLE FUND III LLC and JNL/First Trust The Dow Target 10 Series of JNL VARIABLE FUND V LLC (collectively referred to herein as the "Series"), to be held on April 20, 2000, at 11:00 a.m., local time, in the offices of the Funds' investment adviser, Jackson National Financial Services, LLC (the "Adviser"), 5901 Executive Drive, Lansing, Michigan 48911, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Interest Holders (the "Notice").

The Notice, this Proxy Statement and the accompanying voting instructions cards were first mailed to variable annuity contract owners on or about March 31, 2000.

The Board of Managers of each Fund has determined that the use of this joint Proxy Statement for each Fund is in the best interest of each Fund and its investors in light of the same matters being considered and voted on by the Interest holders. The cost of preparing, printing and mailing the Notice, Proxy Statement, and accompanying voting instructions card, and all other costs in connection with the solicitation of proxies will be paid by the Adviser or an affiliate thereof. In addition to the mailing of these proxy materials, proxies may be solicited by letter, telephone or electronic means such as e-mail, or in person by an officer of the Fund, by officers or employees of the Adviser or officers, agents or employees of Jackson National Life Insurance Company ("Jackson National").


VOTING INSTRUCTIONS

Each Fund is organized as a Delaware limited liability company and, as such, does not issue shares of stock. Instead, ownership rights are contained in membership interests (the "Interests"). Interests of the Series are sold only to separate accounts of Jackson National to fund the benefits of variable annuity contracts issued by Jackson National. Although Jackson National, through its separate accounts, legally owns all of the Interests of each Series of the Funds, Jackson National will vote all such Interests in accordance with the voting instructions timely given by the owners ("Contract owners") of the contracts with assets invested in a Series of the Fund. Because Contract owners are indirectly invested in one or more Series through their contracts and have the right to instruct Jackson National how to vote Interests of these Series on all matters requiring a vote of Interest holders, Contract owners should consider themselves Interest holders for purposes of this Proxy Statement. Contract owners at the close of business on February 25, 2000 (the "record date") will be entitled to notice of the Meeting and to instruct Jackson National how to vote at the Meeting or any adjourned session.

Contract owners may use the voting instructions card as a ballot to give Jackson National the voting instructions for those Interests attributable to their contracts as of the record date. When the Contract owner completes the voting instructions card and sends it to Jackson National, Jackson National votes the Interests attributable to the variable annuity contract of the Contract owner in accordance with the Contract owner's instructions. If the Contract owner merely signs and returns the form, Jackson National will vote those Interests in favor of the proposal. If the Contract owner does not return the form, Jackson National will vote those Interests in the same proportion as shares for which instructions were received from other Contract owners. Jackson National has fixed the close of business on April 17, 2000 as the last day on which voting instructions will be accepted.

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Funds receives an insufficient number of votes to approve the proposals, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Fund, a superseding voting instruction card or written notice of revocation. Only the Contract owner executing the voting instructions can revoke them. Jackson National will vote the Interests of the Series of the Funds in accordance with all properly executed and unrevoked voting instructions.


OUTSTANDING INTERESTS

As of February 25, 2000, there were issued and outstanding the following number of Interests for each Series:

                                                                 INTERESTS
SERIES                                                          OUTSTANDING
------                                                          -----------


JNL VARIABLE FUND LLC

JNL/First Trust The Dow Target 5 Series                          610,112.058
JNL/First Trust The Dow Target 10 Series                       1,253,308.132
JNL/First Trust The S&P Target 10 Series                       1,201,449.148
JNL/First Trust Global Target 15 Series                          374,010.918
JNL/First Trust Target 25 Series                                 314,933.783
JNL/First Trust Target Small-Cap Series                          285,815.982
JNL/First Trust Technology Sector Series                         796,503.011
JNL/First Trust Pharmaceutical/Healthcare Sector Series          631,541.694
JNL/First Trust Financial Sector Series                          420,554.865
JNL/First Trust Energy Sector Series                             107,471.503
JNL/First Trust Leading Brands Sector Series                     239,210.876
JNL/First Trust Communications Sector Series                     536,673.108

JNL VARIABLE FUND III LLC

JNL/First Trust The Dow Target 10 Series                         134,506.923

JNL VARIABLE FUND V LLC

JNL/First Trust The Dow Target 10 Series                         146,762.390



To the knowledge of the Funds, as of February 25, 2000, the following Contract owners were known to own beneficially more than 5% of the Interests of each Series listed:

                                         Amount of    Percentage
                Name and Address         Beneficial   of Series'
Series          of Beneficial Owner      Ownership    Interests
------          -------------------      ---------    ---------


JNL VARIABLE FUND LLC

JNL/First Trust The Dow Target 5 Series              Douglas R. Block                   38,626.05                  6.33
                                                     8401 73rd Avenue N. #39
                                                     Brooklyn Park, MN 55428

JNL/First Trust Global Target 15 Series              Trust Company of the South         21,616.80                  5.78
                                                     FBO Joyce D. Hren CRUT IRR TST
                                                     3041 S. Church Street
                                                     Burlington, NC 27215

JNL/First Trust Energy Sector Series                 Douglas R. Block                   5,836.49                   5.43
                                                     8401 73rd Avenue N. #39
                                                     Brooklyn Park, MN 55428

JNL VARIABLE FUND III LLC

JNL/First Trust The Dow Target 10 Series             Rodney R. Beck Living Trust        29,493.06                  21.93
                                                     Dated 12/5/94
                                                     9475 E. Mariposa Grande
                                                     Scottsdale, AZ 85255

                                                     Stacey Beck Living Trust           29,493.06                  21.93
                                                     Dated 12/15/94
                                                     9475 E. Mariposa Grande
                                                     Scottsdale, AZ 85255

                                                     Juanita Brogdon                    11,595.87                  10.15
                                                     715 Harrison
                                                     Taft, CA 93268
JNL VARIABLE FUND V LLC

JNL/First Trust The Dow Target 10 Series             Mary Kay Krause                    9,001.35                   6.11
                                                     3128 N. Mistwood Lane
                                                     Appleton, WI 54914


As of February 25, 2000, the Managers and officers of the Funds, in the aggregate, beneficially owned under variable annuity contracts less than 1% of the Interests of each Series.

Each Series of each Fund has only one Interest holder. The sole Interest holder of each Series of the JNL Variable Fund LLC is Jackson National Separate Account I, the sole Interest holder of The Dow Target 10 Series of JNL Variable Fund III LLC is Jackson National Separate Account III and the sole Interest holder of The Dow Target 10 Series of JNL Variable Fund V LLC is Jackson National Separate Account V.

For the Interest holders to approve the proposal described in this proxy for a Fund, the proposal must receive the favorable vote of a majority of the outstanding voting Interests of the Fund.

Interests beneficially held by Contract owners present in person or proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issue before the Meeting.

Each Interest in a Series is entitled to one vote and fractional votes will be counted. The number of Interests of a Series attributable to each owner of a contract is determined by dividing, as of the record date, the value of the accumulation units under the contract in the corresponding investment option by the net asset value of one Interest of the applicable Series.


                        PROPOSAL 1. ELECTION OF MANAGERS

Each Fund may, but is not required to, hold annual meetings of Interest holders for the election of Managers. The three individuals named in the table below have been nominated for election as Managers, each to hold office until his or her successor is duly elected and has qualified. None of the nominees is currently a Manager of any Fund.

At a Board meeting of each of the Funds held on February 10, 2000, each Board approved resolutions calling for this Special Meeting of Interest holders for the purpose of electing the nominees. The three current independent Managers intend to submit their resignations to take effect upon the election and installation of their successors.

An Interest holder using the enclosed voting instruction card may authorize the proxies to vote for all or any of the nominees or may withhold from the proxies authority to vote for all or any of the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or be able to serve as a Manager, the proxies will exercise their voting power in favor of such substitute nominee, if any, as each Fund's Board of Managers may designate. The Funds have no reason to believe that it will be necessary to designate a substitute nominee. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the Interest holders, the remaining Managers shall appoint a person to fill the vacancy for the entire unexpired term.

When an investment company does not hold regular annual meetings, it is a requirement under the Investment Company Act of 1940 ("1940 Act") that holders of record of not less than two-thirds of the outstanding shares of the investment company may file a declaration in writing or may vote at a special meeting of Interest holders for the purpose of removing a Manager. The Board will be required to promptly call a special meeting of Interest holders for the purpose of voting upon the question of removal of any such Manager(s) when required to do so by the record holders of not less than 10% of the total outstanding shares of each Fund. In addition, the Board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with Interest holders.

The following is a list of the names, ages and principal occupations of the nominees for the Board:

Name and Age                                                Principal Occupations or Employment in Past 5 Years
----------------------------------------------------------- --------------------------------------------------------
Michael J. Bouchard                                         Sheriff, Oakland County, Michigan, January 1999 to
Age: 43                                                     present; State Senator, State of Michigan from June
                                                            1991 to January 1999

Dominic A. D'Annunzio                                       Retired; formerly State Insurance Commissioner of
Age: 62                                                     Michigan from 1997 -1998; Deputy Insurance
                                                            Commissioner, State of Michigan from 1989 - 1997

Michelle Engler                                             First Lady of the State of Michigan from 1991 to
Age: 42                                                     present; Chair, Michigan Community Service Commission
                                                            from 1991 to present
----------------------------------------------------------- --------------------------------------------------------


Managers who are "interested persons" under the 1940 Act receive no compensation from the Fund but receive compensation from the Adviser pursuant to an administration agreement between the Fund and the Adviser. Disinterested Managers will be paid $5,000 for each meeting of a Fund. Each nominee, if elected, will be a Disinterested Manager.

During  the last  fiscal  year,  each  Fund's  Board held four  meetings.  It is management's intention to have the Board of Managers appoint a new Audit Committee for each Fund at each Fund's next Board meeting scheduled for May, 2000, after the election of the nominees. The current Audit Committee held one meeting during the previous fiscal year. The Audit Committee makes recommendations to the Board concerning the selection of each Fund's independent accountants and reviews with such accountants the scope and results of each Fund's annual audit. The Funds do not have standing nominating or compensation committees of the Boards.

The officers of the Funds serve for one year or until their respective successors are chosen and qualified. The Fund's officers currently receive no compensation from the Fund but are also officers of Jackson National Financial Services, LLC and certain of its affiliates and receive compensation in such capacities.

The following sets forth certain information concerning the current principal executive officers of the Funds and Managers of the Funds who are "interested persons" of the Funds under the 1940 Act.

Name and Age                    Positions and Offices
                                with Fund                              Other Principal Occupations in Past 5 Years
------------------------------- -------------------------------------- ---------------------------------------------
Andrew B. Hopping*              Member of the Board of Managers of     President and Managing Board Member,
Age: 41                         the Fund and each of the other funds   Jackson National Financial Services, LLC,
                                in the Fund Complex**;                 March 1998 to present; Executive Vice
                                President and Chief Executive          President, Jackson National Life Insurance
                                Officer of the Fund and each of the    Company, July 1998 to present; Chief
                                other funds in the Fund Complex        Financial Officer, Jackson National Life
                                                                       Insurance Company, December 1997 to
                                                                       present; Senior Vice President, Jackson
                                                                       National Life Insurance Company, June 1994
                                                                       to July 1998; Vice President, National
                                                                       Planning corporation, May 1998 to July
                                                                       1998; Director, National Planning
                                                                       Corporation, June 1997 to present;
                                                                       President and Chief Executive Officer,
                                                                       Jackson National Financial Services, Inc.,
                                                                       July 1997 to May 1998; Vice President,
                                                                       Chief Financial Officer and Treasurer, JNL
                                                                       Series Trust, August 1996 to August 1997;
                                                                       Executive Vice President, Countrywide
                                                                       Credit, March 1992 to June 1994.

Robert A. Fritts*               Member of the Board of Managers of     Vice President and Controller, Jackson
Age: 51                         the Fund and each of the other funds   National Life Insurance Company, August
                                in the Fund Complex; Vice President,   1982 to present;
                                Treasurer and Chief Financial          Assistant Treasurer, JNL Series Trust,
                                Officer of the Fund and each of the    February 1996 to August 1997; Assistant
                                other funds in the Fund Complex        Secretary, JNL Series Trust, December 1994
                                                                       to February 1996.

Thomas J. Meyer                 Vice President, Secretary and          Senior Vice President, Jackson National
Age: 53                         Counsel of the Fund and each of the    Life Insurance Company, July 1998 to
                                other funds in the Fund Complex        present; Secretary, Jackson National Life
                                                                       Insurance Company, September 1994 to
                                                                       present; General Counsel, Jackson National
                                                                       Life Insurance Company, March 1985 to
                                                                       present; Vice President, Jackson National
                                                                       Life Insurance Company, March 1985 to July
                                                                       1998.

Mark D. Nerud                   Vice President and Assistant           Chief Financial Officer, Jackson National
Age: 33                         Treasurer of the Fund and each of      Financial Services, LLC, March 1998 to
                                the other funds in the Fund Complex    present; Managing Board Member, Jackson
                                                                       National Financial Services, LLC, March
                                                                       1998 to present; Vice President, National
                                                                       Planning Corporation, May 1998 to present;
                                                                       Director, Jackson National Financial
                                                                       Services, Inc., January 1998 to May 1998;
                                                                       Chief Operating Officer, Jackson National
                                                                       Financial Services, Inc., June 1997 to May
                                                                       1998; Treasurer, Jackson National Financial
                                                                       Services, Inc., June 1997 to May 1998;
                                                                       Chief Operating Officer, Jackson National
                                                                       Life Distributors, Inc., July 1997 to
                                                                       present; Vice President and Assistant
                                                                       Treasurer, Jackson National Life
                                                                       Distributors, Inc., January 1998 to
                                                                       present;  Vice President - Fund Accounting
                                                                       & Administration, Jackson National Life
                                                                       Insurance Company, January 2000 to present;
                                                                       Assistant Vice President - Mutual Fund
                                                                       Operations, Jackson National Life Insurance
                                                                       Company, May 1997 to December 1999;
                                                                       Assistant Vice President, Jackson National
                                                                       Life Insurance Company, October 1996 to
                                                                       April 1997; Assistant Controller, Jackson
                                                                       National Life Insurance Company, October
                                                                       1996 to April 1997; Senior Manager - Mutual
                                                                       Fund Operations, Jackson National Life
                                                                       Insurance Company, April 1996 to October
                                                                       1996; Manager - Mutual Fund Accounting,
                                                                       Voyageur Asset Management Company, May 1993
                                                                       to April 1996.

Susan Min                       Assistant Secretary of the Fund and    Secretary, Jackson National Financial
Age: 28                         each of the other funds in the Fund    Services, LLC,  Senior Attorney, Jackson
                                Complex                                National Life Insurance Company, January
                                                                       2000 to present; Associate, Goldman Sachs &
                                                                       Co., October 1999 to December 1999; Staff
                                                                       Attorney, Van Eck Associates Corporation,
                                                                       September 1997 to October 1999.
------------------------------- -------------------------------------- ---------------------------------------------

*    Managers who are interested persons as defined in the 1940 Act.

** For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust, JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC, and JNLNY Variable Fund II LLC. Each of the Fund's Managers is also a Trustee or Manager of each of the other funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.



                                  REQUIRED VOTE

An affirmative vote of a majority of the Interests, present in person or represented by proxy at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote the Interests represented by them for the election of the nominees listed above unless the proxy is marked otherwise.

THE BOARD OF MANAGERS RECOMMENDS A VOTE "IN FAVOR" OF THE NOMINEES FOR THE BOARD OF MANAGERS LISTED IN THIS PROXY STATEMENT.


                                 OTHER BUSINESS

Management does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Funds are not required to hold and will not ordinarily hold annual Interest holders' meetings.

Pursuant to rules adopted by the Securities and Exchange Commission, an Interest holder may include in proxy statements relating to annual and other meetings of the Interest holders of a Fund certain proposals for action by Interest holders which he or she intends to introduce at such meetings; provided, among other things, that any such proposal must be received by the Fund a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                            Thomas J. Meyer
                                            Secretary

Dated: March 31, 2000
Lansing, Michigan









                                      PROXY
                              [___________ SERIES]
                                       OF
                              JNL VARIABLE FUND LLC
                       SPECIAL MEETING OF INTEREST HOLDERS

                                  APRIL 20, 2000


     KNOW ALL MEN BY THESE PRESENTS that the undersigned interest holder(s) of the ______________Series of JNL Variable Fund LLC ("Fund"), hereby appoints _______________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all interests which the undersigned is entitled to vote, at the Special Meeting of Interest Holders of the Fund to be held at the offices of Jackson National Financial Services, LLC, 5901 Executive Drive, Lansing, Michigan 48911 on April 20, 2000, at 11:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:


                                   IN FAVOR
                                   For all nominees
                                   listed (except as        WITHHOLD
                                   marked to the contrary)  AUTHORITY
                                   -----------------------  -----------
1. To elect three Managers to
   serve until their respective         [    ]                [    ]
   successors are elected and
   have qualified: Michael J.
   Bouchard, Dominic A.
   D'Annunzio and Michelle
   Engler


------------------------------
(INSTRUCTION: TO WITHHOLD
AUTHORITY FOR ANY INDIVIDUAL
NOMINEE(S) WRITE THE NAME(S) ON THE
LINE PROVIDED ABOVE.)


     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 2000


                           Jackson National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


____________________________ SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Interests in this Series:

______ SEPARATE ACCOUNT

__________________________________
_________________________________

__________________________________


TOTAL INTERESTS OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________



                                      PROXY
                              [___________ SERIES]
                                       OF
                              JNL VARIABLE FUND III LLC
                       SPECIAL MEETING OF INTEREST HOLDERS

                                  APRIL 20, 2000


     KNOW ALL MEN BY THESE PRESENTS that the undersigned interest holder(s) of the ______________Series of JNL Variable Fund III LLC ("Fund"), hereby appoints _______________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all interests which the undersigned is entitled to vote, at the Special Meeting of Interest Holders of the Fund to be held at the offices of Jackson National Financial Services, LLC, 5901 Executive Drive, Lansing, Michigan 48911 on April 20, 2000, at 11:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:


                                   IN FAVOR
                                   For all nominees
                                   listed (except as        WITHHOLD
                                   marked to the contrary)  AUTHORITY
                                   -----------------------  -----------
1. To elect three Managers to
   serve until their respective         [    ]                [    ]
   successors are elected and
   have qualified: Michael J.
   Bouchard, Dominic A.
   D'Annunzio and Michelle
   Engler


------------------------------
(INSTRUCTION: TO WITHHOLD
AUTHORITY FOR ANY INDIVIDUAL
NOMINEE(S) WRITE THE NAME(S) ON THE
LINE PROVIDED ABOVE.)


     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 2000


                           Jackson National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


____________________________ SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Interests in this Series:

______ SEPARATE ACCOUNT

__________________________________
_________________________________

__________________________________


TOTAL INTERESTS OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________







_____________________ SERIES ("Series")





                                      PROXY
                              [___________ SERIES]
                                       OF
                              JNL VARIABLE FUND V LLC
                       SPECIAL MEETING OF INTEREST HOLDERS

                                  APRIL 20, 2000


     KNOW ALL MEN BY THESE PRESENTS that the undersigned interest holder(s) of the ________________Series of JNL Variable Fund V LLC ("Fund"), hereby appoints _______________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all interests which the undersigned is entitled to vote, at the Special Meeting of Interest Holders of the Fund to be held at the offices of Jackson National Financial Services, LLC, 5901 Executive Drive, Lansing, Michigan 48911 on April 20, 2000, at 11:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:


                                   IN FAVOR
                                   For all nominees
                                   listed (except as        WITHHOLD
                                   marked to the contrary)  AUTHORITY
                                   -----------------------  -----------
1. To elect three Managers to
   serve until their respective         [    ]                [    ]
   successors are elected and
   have qualified: Michael J.
   Bouchard, Dominic A.
   D'Annunzio and Michelle
   Engler


------------------------------
(INSTRUCTION: TO WITHHOLD
AUTHORITY FOR ANY INDIVIDUAL
NOMINEE(S) WRITE THE NAME(S) ON THE
LINE PROVIDED ABOVE.)


     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 2000


                           Jackson National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


____________________________ SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Interests in this Series:

______ SEPARATE ACCOUNT

__________________________________
_________________________________

__________________________________


TOTAL INTERESTS OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________







____________________  FUND ("Fund")
_____________________ SERIES ("Series")


             INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF INTEREST HOLDERS
                         TO BE HELD ON APRIL 20, 2000
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     JACKSON NATIONAL LIFE INSURANCE COMPANY

The undersigned hereby instructs Jackson National Life Insurance Company (the "Company") to vote all interests of the above-referenced Series of the above-referenced Fund represented by units held by the undersigned at a special meeting of interest holders of the Fund to be held at 11:00 a.m., local time, on April 20, 2000, at the offices of JNL Financial Services, LLC, 5901 Executive Drive, Lansing, Michigan and at any adjournment thereof, as indicated on the reverse side.












NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and title. Joint owners should each sign this proxy. Please sign, date and return.




                              Dated:______________________________________, 2000



                              __________________________________________________
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY WILL VOTE INTERESTS HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE INTERESTS IN THE SAME PROPORTION AS IT VOTES THE INTERESTS FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the box below.



                                   IN FAVOR
                                   For all nominees
                                   listed (except as        WITHHOLD
                                   marked to the contrary)  AUTHORITY
                                   -----------------------  -----------
1. To elect three Managers to
   serve until their respective         [    ]                [    ]
   successors are elected and
   have qualified: Michael J.
   Bouchard, Dominic A.
   D'Annunzio and Michelle
   Engler



(INSTRUCTION: TO WITHHOLD
AUTHORITY FOR ANY INDIVIDUAL
NOMINEE(S) WRITE THE NAME(S) ON THE
LINE PROVIDED BELOW.)


------------------------------

                    IMPORTANT: Please sign on the reverse side.